Supermicro © 2009
GPU Solutions
Universal I/O
Double-Sided
Datacenter
Optimized
Twin Architecture
SuperBlade ®
Storage
Confidential
4th Quarter Fiscal 2010
Earnings Conference Presentation
August 3, 2010
Exhibit 99.2

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Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements may relate, among other things,  to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow.
All monetary amounts are stated in U.S. dollars.

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Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-
GAAP net income and net income per share in this presentation exclude stock-based compensation expense, a provision for litigation loss and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended June 30, 2010.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the
Company's SEC filings.

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Q4’FY2010 Non-GAAP Financial Highlights
(in millions, except per share data)
Q4'10 YoY Sequential
Revenue $201.7 63.4% 6.5%
Profit after Tax $9.1 140.7% 1.6%
EPS $0.21 110.0% 0.0%
Change

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Summary of Results
Record high revenues in the 4   quarter and record high fiscal year
revenues
There is a strong trend of technology refresh underway and our product lines offer the best ROI from leading performance per watt, performance per dollar and performance per square foot
We improved our technology leadership with launches of our Twin
Blade, SuperRack, double-sided storage, resource optimized
servers, and Storage Bridge Bay servers
We grew our capacity footprint with investments in Netherlands and Taiwan that will generate future growth with local market capabilities
We gained market share and are now providing more services and sourcing options to our customers then ever before
th

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Leading Products
Twin Architecture
1U Twin, 2U Twin², 2U Twin (6x 3.5” HDD or 12x 2.5” HDD)
Continue the momentum and design for new generations
TwinBlade™
20/28 DP nodes in 7U, support 40Gb/s Infiniband or 10G Ethernet connectivity
Leverage Twin architecture
GPU optimized product lines (1U, 3U, 4U)
Extreme performance for calculation-intensive applications
Scientific computation, imaging processing and CFD (Computational Fluid
Dynamic) simulation
UIO (Universal I/O) Solution
“Build your own system” concept, preserve IT investment
Broad selection of connectivity (IB, 10GbE, GbE) and storage (SAS2 RAID) options
New generation 1U / 2U resource optimized rack mount product lines further optimized for enterprise virtualization applications
Including 18 DIMM, 94% high efficiency redundant power supply, more I/O capacity, GPU capability, and 100% cooling redundancy
ATOM server
low power server: fan-less / long life cycle, for embedded and server appliances
Addressing emerging IPDC/Cloud computing marketing
Twin
GPU-optimized
TwinBlade™
Universal I/O
ATOM server

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New Generation 4-way / 8-way Systems
Boxboro-EX MP (Nehalem-EX) and G34 MP system in 1U/4U
Addressing HPC application needs as well as enterprise market
Addressing (8-way) high-end high-margin solution (E.g. HA Database)
Storage product line expansion
Super SBB product line
Higher density storage subsystems: Double-Sided
Switch Products, 10GE, FCoE
10GE onboard and 10GE switch
Time-to-marketing and price leader
SuperRack
Double side access, cable management, water cooling
MicroCloud™, Free Air Cooling…
Best performance per watt, per dollar, and per square foot
Design for sustaining in high temperature operational environment
Software Optimization
Remote management, power management
HPC/DC management toolset
Front
Back
Super-SBB
Double-Sided Storage
1U, 4U / 4-way
Leading Products
5U / 8-way
10GE Switch

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Revenue Comparables
$123
$149
$182
$189
$202
$0
$40
$80
$120
$160
$200
$240
$'s millions
Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Supermicro Revenue Trend
Y/Y -17.1% 3.1% 41.5% 72.8% 63.4%
Seq. 12.7% 20.3% 22.5% 4.0% 6.5%

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Revenue Analysis
$78
$45
$97
$51
$117
$65
$126
$63
$137
$65
$(30)
$10
$50
$90
$130
$170
$210
$'s millions
Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Supermicro Subsystems/System Revenue
Subsystems Systems

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Confidential 10 Non-GAAP Gross Margins 16.7% 16.6% 16.7% 15.5% 15.4% Q4'09 Q1'10 Q2'10 Q3'10 Q4'10

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Confidential 11 Non-GAAP Gross Profit $20.6 $24.7 $30.5 $29.4 $31.1 $- Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Gross Profit $'s millions

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Summary P&L non-GAAP
(in millions, except per share data)
Q4'10 YoY Sequential Q4'09 Q3'10
Operating Expense $18.0 $2.8 $0.7 $15.2 $17.3
Operating Expense Ratio 8.9% -3.4% -0.2% 12.3% 9.1%
Operating Income $13.1 $7.7 $1.0 $5.4 $12.1
Net Income $9.1 $5.3 $0.1 $3.8 $8.9
EPS $0.21 $0.11 $0.00 $0.10 $0.21
Diluted Share  Count 43.7 39.5 43.3
Effective Quarterly
Tax Rate (Benefit) 30.2% 28.0% 25.7%

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Q4 FY2010 YTD Summary Statement of Cash Flows
($’s millions)
12 Months Ended 12 Months Ended
30-Jun-10 30-Jun-09
Net Income 26.9 $                     16.1 $
Depreciation and amortization 4.6 $                       3.7 $
Stock comp expense (FAS 123R) 6.5 $                       5.7 $
Other reserves 2.9 $                       5.0 $
Net change in AR, Inventory, AP (59.7) $                   (13.5) $
Other prepaids and liabilities 16.6 $                     4.8 $
Cash flow from operations (2.2) $                      21.8 $
Capital expenditures (22.2) $                   (3.6) $
Free cash flow (24.4) $                   18.3 $
Net cash  - other investing activities 10.4 $                     0.8 $
Net cash - financing activities 16.3 $                     (0.3) $
Net change in cash  2.3 $                       18.8 $

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Q4 FY 2010 Summary of Balance Sheet Metrics
($’s millions)
Q4'10 Q3'10 Change
Cash Equivalents & Investments 79.4 $         73.2 $    6.2 $
Accounts Receivable 73.0 $         63.9 $    9.1 $
Inventory 135.6 $       144.4 $  (8.8) $
Accounts Payable 95.4 $         103.5 $  (8.1) $
DSO 31 29 2
DIO 75 80 -5
DPO 54 62 -8
Cash Cycle Days 52 47 5

Confidential 15 Supplemental Financials Fourth Quarter Fiscal 2010 Ended June 30, 2010

Confidential

Non-GAAP Financial Summary
(in millions, except per share data)
Q4'10 Q3'10 Q4'09
Net Sales 201.7 $      189.3 $    123.5 $
Non-GAAP Gross Margin 15.4% 15.5% 16.7%
Non-GAAP Operating Expenses 18.0 $        17.3 $       15.2 $
Non-GAAP Operating Income 13.1 $        12.1 $       5.4 $
Non-GAAP Net Income 9.1 $          8.9 $         3.8 $
Non-GAAP Net Income per share 0.21 $        0.21 $       0.10 $
Fully diluted shares for calculation 43.7 43.3          39.5

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Prior Period Net Income Comparisons
(in millions, except per share data)
Q4'10 Q3'10 Q4'09
Net Income (GAAP) 7.7 $          7.7 $         2.4 $
FAS123R & Other Unusual Expense (tax affected) 1.4 $          1.2 $         1.4 $
Net Income (Non-GAAP) 9.1 $          8.9 $         3.8 $
Diluted Net Income per common share (GAAP) 0.18 $        0.18 $       0.06 $
FAS123R 0.03 $        0.03 $       0.04 $
Diluted Net Income per share (Non-GAAP) 0.21 $        0.21 $       0.10 $
Shares used in diluted EPS calculation 43.7 43.3 39.5

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Q4 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q4'10
Q4'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 201.7 $          - $                  201.7 $
Cost of Sales 170.8 $          0.2 $                    170.6 $
Gross Profit 30.9 $            0.2 $                    31.1 $
Operating Expense 19.5 $            1.5 $                    18.0 $
Operating Income 11.4 $            1.7 $                    13.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 11.3 $            1.7 $                    13.0 $
Income Tax 3.6 $               (0.3) $                 3.9 $
Net Income 7.7 $               1.4 $                    9.1 $
Diluted Net Income per share 0.18 $            0.03 $                0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 42.2 43.7 43.7

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Q3 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q3'10
Q3'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 189.3 $          - $                  189.3 $
Cost of Sales 160.0 $          0.1 $                    159.9 $
Gross Profit 29.3 $            0.1 $                    29.4 $
Operating Expense 18.7 $            1.4 $                    17.3 $
Operating Income 10.5 $            1.5 $                    12.1 $
Interest, net (0.0) $             - $                  (0.0) $
Income Before Tax 10.5 $            1.5 $                    12.0 $
Income Tax 2.8 $               (0.3) $                 3.1 $
Net Income 7.7 $               1.2 $                    8.9 $
Diluted Net Income per share 0.18 $            0.03 $                0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.7 43.3 43.3

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Q2 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q2'10
Q2'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 182.0 $          - $                  182.0 $
Cost of Sales 151.7 $          0.2 $                    151.5 $
Gross Profit 30.3 $            0.2 $                    30.5 $
Operating Expense 17.9 $            1.5 $                    16.4 $
Operating Income 12.4 $            1.7 $                    14.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 12.3 $            1.7 $                    14.0 $
Income Tax 4.7 $               (0.1) $                 4.8 $
Net Income 7.6 $               1.6 $                    9.2 $
Diluted Net Income per share 0.19 $            0.03 $                0.22 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.8 41.5 41.5

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Q1 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'10
Q1'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 148.5 $          - $                  148.5 $
Cost of Sales 124.0 $          0.1 $                    123.9 $
Gross Profit 24.5 $            0.1 $                    24.7 $
Operating Expense 18.0 $            2.5 $                    15.6 $
Operating Income 6.5 $               2.6 $                    9.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 6.4 $               2.6 $                    9.0 $
Income Tax 2.5 $               0.7 $                    3.1 $
Net Income 3.9 $               1.9 $                    5.8 $
Diluted Net Income per share 0.10 $            0.05 $                0.15 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 40.6 40.6

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Q4 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q4'09
Q4'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 123.5 $          - $                  123.5 $
Cost of Sales 103.0 $          0.2 $                    102.8 $
Gross Profit 20.5 $            0.2 $                    20.6 $
Operating Expense 16.7 $            1.5 $                    15.2 $
Operating Income 3.7 $               1.7 $                    5.4 $
Interest, net (0.2) $             - $                  (0.2) $
Income Before Tax 3.6 $               1.7 $                    5.2 $
Income Tax 1.2 $               0.3 $                    1.5 $
Net Income 2.4 $               1.4 $                    3.8 $
Diluted Net Income per share 0.06 $            0.04 $                0.10 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 38.5 39.5 39.5